Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
March 31, 2022
CET-NPRT3-0522
1.9903830.100

Schedule of Investments March 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 100.0%
	Shares	Value
INDUSTRIALS – 27.7%
Electrical Equipment – 27.7%
Array Technologies, Inc. (a)	36,711	$ 413,733
Ballard Power Systems, Inc. (a)	45,348	528,252
Bloom Energy Corp. Class A (a)	23,218	560,715
CS Wind Corp.	7,011	366,732
Doosan Fuel Cell Co. Ltd. (a)	11,304	381,448
Nordex SE (a)	24,809	437,795
Plug Power, Inc. (a)	33,232	950,767
PowerCell Sweden AB (a)	18,504	370,600
Shoals Technologies Group, Inc. (a)	26,369	449,328
Siemens Gamesa Renewable Energy S.A. (a)	28,788	511,695
Sunrun, Inc. (a)	23,068	700,575
TPI Composites, Inc. (a)	21,244	298,691
Vestas Wind Systems A/S	36,225	1,082,358
Xinjiang Goldwind Science & Technology Co. Ltd.	222,000	335,067
TOTAL INDUSTRIALS		7,387,756
INFORMATION TECHNOLOGY – 19.2%
Electronic Equipment, Instruments & Components – 3.1%
Itron, Inc. (a)	8,721	459,422
Landis+Gyr Group AG	5,978	381,319
		840,741
Semiconductors & Semiconductor Equipment – 16.1%
Canadian Solar, Inc. (a)	12,538	443,344
Enphase Energy, Inc. (a)	5,967	1,204,021
First Solar, Inc. (a)	9,537	798,628
Flat Glass Group Co. Ltd.	96,000	371,428
JinkoSolar Holding Co. Ltd. (a)	8,516	411,238
SMA Solar Technology AG	8,346	353,060
Xinyi Solar Holdings Ltd.	408,000	719,994
		4,301,713
TOTAL INFORMATION TECHNOLOGY		5,142,454
UTILITIES – 53.1%
Electric Utilities – 6.7%
Orsted AS (b)	8,383	1,064,842
Verbund AG	6,791	721,599
		1,786,441
Independent Power and Renewable Electricity Producers – 46.4%
Albioma S.A.	9,088	445,929
Atlantica Sustainable Infrastructure PLC	12,797	448,791

	Shares	Value

Boralex, Inc.	16,103	$ 522,392
Brookfield Renewable Corp. Class A	15,250	666,627
China Datang Corp. Renewable Power Co. Ltd.	846,000	351,087
China Longyuan Power Group Corp. Ltd.	311,000	708,461
Clearway Energy, Inc. Class C	14,197	518,332
Corp. ACCIONA Energias Renovables S.A. (a)	13,221	492,797
Drax Group PLC	60,084	621,802
EDP Renovaveis S.A.	26,489	687,900
Encavis AG	26,155	553,217
eRex Co. Ltd.	18,600	265,419
ERG SpA	13,651	458,094
Falck Renewables SpA	36,637	359,540
Innergex Renewable Energy, Inc.	30,194	480,570
Meridian Energy Ltd.	156,683	550,353
Neoen S.A. (a)(b)	11,569	497,126
Northland Power, Inc.	20,638	686,694
Ormat Technologies, Inc.	7,058	577,556
RENOVA, Inc. (a)	21,600	305,203
Scatec ASA (b)	30,095	462,576
Solaria Energia y Medio Ambiente S.A. (a)	21,136	480,452
Sunnova Energy International, Inc. (a)	21,779	502,224
TransAlta Renewables, Inc.	27,826	411,692
West Holdings Corp.	8,300	330,974
		12,385,808
TOTAL UTILITIES		14,172,249
TOTAL COMMON STOCKS (Cost $27,849,608)		26,702,459
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $27,849,608)		26,702,459
NET OTHER ASSETS (LIABILITIES) – 0.0%		10,692
NET ASSETS – 100.0%		$26,713,151

Legend
(a)	Non-income producing.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,024,544 or 7.6% of net assets.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.31%	$—	$3,805,402	$3,805,402	$26	$—	$—	$—	0.0%
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Amounts in the income column in the above table include any capital gain distributions from underlying funds.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – Unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus.
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